Development Contract	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Development Contract
Development Contracts

NOTE 3 – DEVELOPMENT CONTRACTS

Department of Energy Awards 1 and 2

In February 2007, the Company was awarded a grant for up to $40 million from the U.S. Department of Energy’s (“DOE”) cellulosic ethanol grant program to develop a solid waste biorefinery project at a landfill in Southern California. During October 2007, the Company finalized Award 1 for a total approved budget of just under $10,000,000 with the DOE. This award was a 60%/40% cost share, whereby 40% of approved costs may be reimbursed by the DOE pursuant to the total $40 million award announced in February 2007.

In December 2009, as a result of the American Recovery and Reinvestment Act, the DOE increased the Award 2 to a total of $81 million for Phase II of its Fulton Project. This is in addition to a renegotiated Phase I funding for development of the biorefinery of approximately $7 million out of the previously announced $10 million total. This brought the DOE’s total award to the Fulton project to approximately $88 million In September 2012 Award 1 was officially closed.

Since 2009, our operations had been financed to a large degree through funding provided by the DOE. We have relied on access to this funding as a source of liquidity for capital requirements not satisfied by the cash flow from our operations. If we are unable to access government funding our ability to finance our projects and/or operations and implement our strategy and business plan will be severely hampered.

On December 23, 2013, the Company received notice from the DOE indicating that the DOE would no longer provide funding under Award 2 due to the Company’s inability to comply with certain deadlines related to providing certain information to the DOE with respect to the Company’s future financing arrangements for the Fulton Project. The Company is seeking to re-establish funding under Award 2 and has initiated the appeals process with the DOE. The Company shall exhaust all options available to it in order to reverse the DOE’s decision. Without a definitive response to the Company’s request for a reprieve by the DOE, the Company can no longer reimburse for new project costs incurred after September 30, 2014, except for those related to closing out the award. As of November 19, 2014, there is still approximately $88,300 available under the grant for costs incurred prior to September 30, 2014, but not yet paid for, which is required for reimbursement and for costs to close out the award. We cannot guarantee that we will continue to receive grants, loan guarantees, or other funding for our projects from the DOE.

As of September 30, 2014, the Company has received reimbursements of approximately $13,079,839 under these awards.

NOTE 3 – DEVELOPMENT CONTRACT

Department of Energy Awards 1 and 2

In February 2007, the Company was awarded a grant for up to $40 million from the U.S. Department of Energy’s (“DOE”) cellulosic ethanol grant program to develop a solid waste biorefinery project at a landfill in Southern California. During October 2007, the Company finalized Award 1 for a total approved budget of just under $10,000,000 with the DOE. This award was a 60%/40% cost share, whereby 40% of approved costs may be reimbursed by the DOE pursuant to the total $40 million award announced in February 2007. In October 2009, the Company received from the DOE a one-time reimbursement of approximately $3,841,000. This was primarily related to the Company amending its award to include costs previously incurred in connection with the development of the Lancaster site which have a direct attributable benefit to the Fulton Project.

In December 2009, as a result of the American Recovery and Reinvestment Act, the DOE increased the Award 2 to a total of $81 million for Phase II of its Fulton Project. This is in addition to a renegotiated Phase I funding for development of the biorefinery of approximately $7 million out of the previously announced $10 million total. This brought the DOE’s total award to the Fulton project to approximately $88 million. The Company is currently drawing down on funds for Phase II of its Fulton Project.

As of December 31, 2013, the Company has received reimbursements of approximately $11,914,906 under these awards.

Since 2009, our operations had been financed to a large degree through funding provided by the DOE. We rely on access to this funding as a source of liquidity for capital requirements not satisfied by the cash flow from our operations. If we are unable to access government funding our ability to finance our projects and/or operations and implement our strategy and business plan will be severely hampered. Awards 1 and 2 consisted of a total reimbursable amount of approximately $87,560,000, and through April 15, 2014, and assuming the appeal is unsuccessful, we have an unreimbursed amount of approximately $843,998 available to us under the awards. The reduction in unreimbursed amounts is further discussed below. We cannot guarantee that we will continue to receive grants, loan guarantees, or other funding for our projects from the DOE.

In June 2011, it was determined that the Company had received an overpayment of approximately $354,000 from the cumulative reimbursements of the DOE grants under Award 1 for the period from inception of the award through December 31, 2010. The overpayment was a result of estimates made on the indirect rate during the reimbursement process over the course of the award. The DOE and the Company reached a tentative agreement during that time, that in combination, as a result of the unused grant award money left in Award 1 of approximately $366,000, the Company would not be required to refund any overpayment to the DOE and the Company could proceed towards completion of Award 1. While completion of the award under the above terms was tentatively agreed to, the method and process was uncertain. During the fourth quarter of 2011, Management did not believe it was in the Company’s best interest to close the award. However, in 2012 the situation was reassessed and the Company proceeded with the close out of Award 1. As of September 12, 2012 Award 1 was officially closed and the overpayment was deobligated. The Company was notified of the deobligation in the fourth quarter of 2012.

On December 23, 2013, the Company received notice from the DOE indicating that the DOE would no longer provide funding under Award 2 due to the Company’s inability to comply with certain deadlines related to providing certain information to the DOE with respect to the Company’s future financing arrangements for the Fulton Project. The Company is seeking to re-establish funding under Award 2 and has initiated the appeals process with the DOE. The Company shall exhaust all options available to it in order to reverse the DOE’s decision. Until the Company is notified of the outcome of its appeal, we still have approximately $843,998 available under the grant until September 30, 2014.